EXHIBIT 23


                         CONSENT OF ARTHUR ANDERSEN LLP

      As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33302484, 33315843, 33317901 and 33340865.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
September 23, 1998